Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Amended Annual Report of Poseidis, Inc. (the "Company") on Form 10-KSB/A for the period ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. McGovern, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented in the Report.


Dated: September 27, 2007
                                          /S/ JOHN J. MCGOVERN
                                          --------------------
                                          John J. McGovern
                                          Executive Vice President and
                                          Chief Financial Officer